Exhibit 10.92

SECOND AMENDMENT TO THE
WORLDSPAN TECHNOLOGIES INC.
STOCK INCENTIVE PLAN

This SECOND AMENDMENT TO THE WORLDSPAN TECHNOLOGIES INC. STOCK INCENTIVE PLAN (“Plan”), is adopted by Worldspan Technologies Inc. with the consent of the Chief Executive Officer of Worldspan, L.P. effective as of June 15, 2006:

1.             Second 5.1 of the Plan is deleted in its entirety and replaced with the following:

5.1         Number.  Subject to the provisions of Section 5.3, the number of shares of Common Stock subject to Incentive Awards under the Plan may not exceed 13,250,000.  The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of shares held in treasury or authorized but unissued shares not reserved for any other purpose.

2.             Except as expressly amended herein, the Plan shall continue in full force and effect.

WORLDSPAN TECHNOLOGIES INC.

By:	/s/ Margaret K. Cassidy
Margaret K. Cassidy
Assistant Secretary

Consented to this 15th day of June 2006

/s/ Rakesh Gangwal
Rakesh Gangwal
Chief Executive Officer of Worldspan, L.P.